Exhibit 99.1 IKT Clinical Development of Therapies Intended to Reverse the Functional Loss in Parkinson’s and Related Disorders 3Q 2021 BUSINESSPRESENTATIONExhibit 99.1 IKT Clinical Development of Therapies Intended to Reverse the Functional Loss in Parkinson’s and Related Disorders 3Q 2021 BUSINESSPRESENTATION

Disclaimer This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Inhibikase Therapeutics, Inc. (the “Company” or “we”) intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” should, “will,” may”, “continue” and similar expressions. Such statements are subject to a number of assumptions, risks and uncertainties which may cause actual results, performance or achievements to be materially different from those anticipated in these forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations and plans which contain projections of future clinical studies, regulatory approvals, product candidate development, results of operations or financial condition or state other forward-looking information. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s filings with the Securities and Exchange Commission, including its registration statement on Form S-1, as amended (File No. 333-240036), including under the caption Risk Factors. We do not intend our use or display of other entities’ names, trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity. 2 2

COMPANY HIGHLIGHTS

Driving Functional Reversal of Parkinson's Disease

- Five clinical programs in neurodegeneration and one clinical program in oncology planned by close of 2021
- Multi-therapeutic pipeline with emphasis on neurodegeneration inside and out side of the brain
- Our lead inhibitor of the Abelson Tyrosine Kinase (c-Abl), IkT-148009, halts and reverses functional loss in animal models that recreate progressive human disease
- Phase 1 trial with IkT-148009 reached therapeutic drug exposures seen in animal models at just 25 mg oral dose 1x/day in humans
- Multiple patent families for lead compound with expiration of 2036 and beyond
- $20.4 million in grants and contracts from NIH, DoD, the Michael J. Fox Foundation and the Georgia Research Alliance, all peer-reviewed
- $63 million gross proceeds in investor capital in 2021
- Highly experienced and respected management team, consultants, Board of Directors and nearly all KOLs in the field on Scientific Advisory Board


BY 2025, PARKINSON'S DISEASE DRUG SALES ARE EXPECTED TO
Double
Pharma Insights, 2019
SALES ESTIMATES BY 2025 ARE EXPECTED TO CREST
$6.0 Billion
Pharma Insights, 2019
THE COUNTRY WITH THE HIGHEST DIAGNOSED PREVALENCE IS
The U.S.
DelveInsight, 2019

Inhibikase Therapeutics 3

COMPANY HIGHLIGHTS: MULTI-THERAPEUTIC PIPELINE Multi-Indication Pipeline in Neurodegeneration, Oncology and Infectious Disease 4COMPANY HIGHLIGHTS: MULTI-THERAPEUTIC PIPELINE Multi-Indication Pipeline in Neurodegeneration, Oncology and Infectious Disease 4

IKT Parkinson’s Disease Market & Strategy IKT Parkinson’s Disease Market & Strategy

THE MARKET 1 Parkinson’s Disease in the U.S. Large Market, Opportunity For Disease Modification Chronic Disease for a Long Time 700,000 – 1,000,000 1/3 of a Patient’s Lifespan = 25 years U.S. Patients 60,000 38,000 60 DEATHS / YEAR NEW CASES / YR AVERAGE AGE OF ONSET Other illnesses complicate development Men twice as likely as women to contract 36% 35% 30% 47% disease ARTHRITIS HEART / CIRCULATORY PSYCHOSIS DEMENTIA 1 Parkinson’s Disease Foundation Decisions Resources 2016, ParkinsonismRelatDisord . 2012;18:1073-1078, , Neuroepidemiology 2010;34:143–151 , J Neurol Neurosurg Psychiatry. 1997 Jan;62(1):10-5. 2 6THE MARKET 1 Parkinson’s Disease in the U.S. Large Market, Opportunity For Disease Modification Chronic Disease for a Long Time 700,000 – 1,000,000 1/3 of a Patient’s Lifespan = 25 years U.S. Patients 60,000 38,000 60 DEATHS / YEAR NEW CASES / YR AVERAGE AGE OF ONSET Other illnesses complicate development Men twice as likely as women to contract 36% 35% 30% 47% disease ARTHRITIS HEART / CIRCULATORY PSYCHOSIS DEMENTIA 1 Parkinson’s Disease Foundation Decisions Resources 2016, ParkinsonismRelatDisord . 2012;18:1073-1078, , Neuroepidemiology 2010;34:143–151 , J Neurol Neurosurg Psychiatry. 1997 Jan;62(1):10-5. 2 6

COMMON FEATURES OF MISFOLDED PROTEIN DISEASES Causation in Parkinson’s and Alzheimer’s is closely 1 related What role does the misfolded protein play? 1 Nat. Neurosci. 21: 1332-1340 (2018) 7COMMON FEATURES OF MISFOLDED PROTEIN DISEASES Causation in Parkinson’s and Alzheimer’s is closely 1 related What role does the misfolded protein play? 1 Nat. Neurosci. 21: 1332-1340 (2018) 7

CAUSE OF NEURODEGENERATION

Evaluation of the Misfolded Protein 'Seed' in Parkinson's Reveals c-Abl as the Primary Culprit, NOT the Misfolded Protein

- Parkinson's Disease (PD) is a neurodegenerative disease which limits function of nerve cells throughout the brain and gut following misfolding of non-essential α-Synuclein.

- α-Synuclein, an abundant and non-essential protein
  - Normally, α-Synuclein plays a role in neurotransmission by dopamine.
  - In the disease state, α-Synuclein is remodeled into protein aggregates we call plaques, which have been thought to be the cause of disease.

- The Company and it's collaborators have demonstrated that **plaques of α-synuclein cannot cause disease on their own**.
  - Plaques are internalized and activate c-Abl.
  - c-Abl is actually driving the disease.



α-Synuclein Is normally in a helix-turn-helix configuration[1]


β1
β2
β3
β4
β5
β6
β7
β8

In the disease state, α-Synuclein reorganizes to form fibrous aggregates ("Plaques")[2]

[1]Biochim Biophys Acta. 1818:1013-8 (2012)
[2]Pathogens 7:50 (2018)

Inhibikase Therapeutics 8

THE PATH TO NEURODEGENERATION Stressors Trigger the Production of Misfolded α-Synuclein 2 Which Activates c-Abl to Drive Neurodegeneration 1 Nat Rev Neurosci. 2, 492–501 (2001) 2 Werner and Olanow (2021), under review 3 https://ir.prothena.com/news-releases/news-release-details/update-phase-2-pasadena-study-prasinezumab-prx002rg7935 9 http://media.biogen.com/node/22876/htmlTHE PATH TO NEURODEGENERATION Stressors Trigger the Production of Misfolded α-Synuclein 2 Which Activates c-Abl to Drive Neurodegeneration 1 Nat Rev Neurosci. 2, 492–501 (2001) 2 Werner and Olanow (2021), under review 3 https://ir.prothena.com/news-releases/news-release-details/update-phase-2-pasadena-study-prasinezumab-prx002rg7935 9 http://media.biogen.com/node/22876/html

THE PATH TO DISEASE MODIFICATION Biochemistry of Parkinson’s Disease Initiation and 1 Progression Disease process Treatment effect 1 Werner and Olanow (2021), under review, J Clin Invest. 2016; 126: 2970-2988 , Brain 2019; 142:2380-2401 , Cell 2011; 144: 689-702 , Nat Neurosci. 2013; 16: 1392-1400 , 10 Adv Neurobiol. 2017; 15:403-425 THE PATH TO DISEASE MODIFICATION Biochemistry of Parkinson’s Disease Initiation and 1 Progression Disease process Treatment effect 1 Werner and Olanow (2021), under review, J Clin Invest. 2016; 126: 2970-2988 , Brain 2019; 142:2380-2401 , Cell 2011; 144: 689-702 , Nat Neurosci. 2013; 16: 1392-1400 , 10 Adv Neurobiol. 2017; 15:403-425

IKT How Inhibikase Will Modify Disease

IkT-148009 IS A SMALL MOLECULE c-ABL INHIBITOR

IkT-148009: Low Toxicity, Selective, Brain Penetrant c-Abl Inhibitor in Clinical Development

IkT-148009 Inhibikase Therapeutics

Selective Inhibitor of c-Abl and Abl2/Arg bypasses toxicity of cancer drugs

Table 1: IC_{50} of Commercial c-Abl inhibitors for inhibition of wildtype Abl-family kinases[1] vs. IkT-148009

Inhibitor	c-Abl/Abl1 (nM)	Abl2/Arg (nM)	c-Kit (nM)	PDGFRα (nM)	PDGFRβ (nM)
Imatinib	828	1000	31	100	100
Dasatinib	0.6	*	79	*	*
Nilotinib	48	41	279	*	*
Ponatinib	0.37	*	*	1.1	*
IkT-148009	33	14	2975	1009	881

* = not determined

IkT-148009 Inhibikase Therapeutics

No organ toxicity
High brain penetrance

Toxicology in Rat/Monkey[1]	
Human equivalent dose of 600 mg	
Cardiovascular	None
Renal	None
Liver	None
Bone marrow	None
Sternum	None
Blood	None
PBMCs	Slight increase in neutrophils within normal limits
Cytotoxicity	None in primary or mature cells
Sustained brain concentration	> 1 micromolar

[1]Ongoing chronic toxicology studies in rat and monkey have completed 13 weeks

[1]See SelleckChem.com

Inhibikase Therapeutics 12

MODIFIES DISEASE c-Abl inhibition by IkT-148009 blocks the four pillars of Parkinson’s Disease in Validated Animal Models a-Synuclein Toxicity Neurodegeneration Motor Dysfunction Neuroinflammation IkT-148009 clears to IkT-148009 preserves IkT-148009 restores IkT-148009 suppresses baseline in the as much as 85% as much as 90% to near baseline organs of disease of brain neurons of lost function in the organs of disease 13MODIFIES DISEASE c-Abl inhibition by IkT-148009 blocks the four pillars of Parkinson’s Disease in Validated Animal Models a-Synuclein Toxicity Neurodegeneration Motor Dysfunction Neuroinflammation IkT-148009 clears to IkT-148009 preserves IkT-148009 restores IkT-148009 suppresses baseline in the as much as 85% as much as 90% to near baseline organs of disease of brain neurons of lost function in the organs of disease 13

IKT Clinical DevelopmentIKT Clinical Development

PHASE 1 TRIAL IN SAFETY AND DOSING Phase 1:Dose Proportional Clinical Pharmacokinetics and No Clinically Significant Adverse Events Category Demographic Value (% of Total N=42) Gender Female 12 (28.6) Male 30 (71.4) Age Average (SD) 56.2 (6.33) Median 56.5 Range 45, 68 Ethnicity Hispanic or Latino 6 (14.3) Not Hispanic or Latino 36 (85.7) Black or African Race 28 (66.7) American White 13 (31.0) Other - mixed 1 (2.4) Adverse events 1 (2.4), Grade 1, two weeks post-dose 15PHASE 1 TRIAL IN SAFETY AND DOSING Phase 1:Dose Proportional Clinical Pharmacokinetics and No Clinically Significant Adverse Events Category Demographic Value (% of Total N=42) Gender Female 12 (28.6) Male 30 (71.4) Age Average (SD) 56.2 (6.33) Median 56.5 Range 45, 68 Ethnicity Hispanic or Latino 6 (14.3) Not Hispanic or Latino 36 (85.7) Black or African Race 28 (66.7) American White 13 (31.0) Other - mixed 1 (2.4) Adverse events 1 (2.4), Grade 1, two weeks post-dose 15

PHASE 1 TRIAL IN SAFETY AND DOSING Phase 1:Dose Proportional Clinical Pharmacokinetics and No Clinically Significant Adverse Events Clinical Pharmacokinetics of IkT-148009-SAD Cmax AUC Linear (Cmax) Linear (AUC) 5000 70000 4500 R² = 0.9925 60000 4000 50000 3500 3000 40000 2500 R² = 0.9995 30000 2000 1500 20000 1000 10000 500 0 0 0 10 20 30 40 50 60 70 80 Oral Dose (mg) Human safety to date Ø No clinically significant adverse events have been observed across 5 dosing cohorts Significance of clinical pharmacokinetics 1 Ø High exposures at low oral dose, linearly dose proportional. Exposures at 75 mg IkT-148009 comparable to 500 mg imatinib 1 FDA summary data for approval 21-335 16 Mean Cmax (ng) Mean AUC 0-∞ (ng-h/mLPHASE 1 TRIAL IN SAFETY AND DOSING Phase 1:Dose Proportional Clinical Pharmacokinetics and No Clinically Significant Adverse Events Clinical Pharmacokinetics of IkT-148009-SAD Cmax AUC Linear (Cmax) Linear (AUC) 5000 70000 4500 R² = 0.9925 60000 4000 50000 3500 3000 40000 2500 R² = 0.9995 30000 2000 1500 20000 1000 10000 500 0 0 0 10 20 30 40 50 60 70 80 Oral Dose (mg) Human safety to date Ø No clinically significant adverse events have been observed across 5 dosing cohorts Significance of clinical pharmacokinetics 1 Ø High exposures at low oral dose, linearly dose proportional. Exposures at 75 mg IkT-148009 comparable to 500 mg imatinib 1 FDA summary data for approval 21-335 16 Mean Cmax (ng) Mean AUC 0-∞ (ng-h/mL

IkT-148009 PHASE 1 TRIAL IN SAFETY AND DOSING

Phase 1: Low Oral Dose in Humans Reaches Therapeutic Exposures of Animal Models

Clinical Pharmacokinetics IkT-148009 compared to therapeutic dose in animal models of progressive disease						
			$t_{1/2}$	t_{max}	C_{max}	$AUC_{0-\infty}$
		mg/day	(h)	(h)	(ng/mL)	(h*ng/mL)
IkT-148009	Mean	**25**[1]	25.2	6	945	23200
Clinical N=6						
IkT-148009	Mean	**1.25**[1]	12.7	2.2	2562	19650
Efficacy, mouse model N=5						

[1]25 mg/day in humans equivalent to 0.128 mg/day in mouse assuming a 25 g mouse
Oral doses analyzed between 12.5 mg 1x/day to 75 mg 1x/day across 4 cohorts analyzed. 8 patients/cohort, 32 patients total 3:1 randomized against placebo.

Therapeutic exposures defined

- Laboratory efficacy studies in mice have an AUC equivalent to clinical exposure at 25 mg/day oral dose.
- Long half-life at low oral dose suggests long-term exposure to drug on a daily basis

Inhibikase Therapeutics 17

HOW THE GI TRACT ILLUMINATES A NOVEL WAY TO TREAT PATIENTS Model studies suggest the gut could be where Parkinson’s disease originates in the body and is a critical organ for 1 analysis The Gut-Brain Connection Enables Innovation in Trial Design Parkinson’s May Begin in the Gut Easy access Can demonstrate disease benefit with quantitative endpoints Biopsy and Biomarkers Large effect size GI disorders resulting from kinase a modification of -synuclein: Dysphagia Unresolvable constipation Gastroesophageal reflux Gastroparesis Introduction of synuclein plaque in the gut leads to progressive disease in the brain 1 Neuron 2019; 103:1–15 18HOW THE GI TRACT ILLUMINATES A NOVEL WAY TO TREAT PATIENTS Model studies suggest the gut could be where Parkinson’s disease originates in the body and is a critical organ for 1 analysis The Gut-Brain Connection Enables Innovation in Trial Design Parkinson’s May Begin in the Gut Easy access Can demonstrate disease benefit with quantitative endpoints Biopsy and Biomarkers Large effect size GI disorders resulting from kinase a modification of -synuclein: Dysphagia Unresolvable constipation Gastroesophageal reflux Gastroparesis Introduction of synuclein plaque in the gut leads to progressive disease in the brain 1 Neuron 2019; 103:1–15 18

IkT-148009 ONGOING TRIALS IN SAFETY AND DOSING

Updated Phases and Development Intervals for 2021

Phase 1b ▶

Multiple Ascending Dose (MAD): 7-Day
- 3 dosing cohorts, 3:1 randomized with placebo, doses determined from SAD PK and safety
- 8 patients/dose 7 day dosing 1x/day
- Primary objectives safety, tolerability, pharmacokinetics (PK), urine, plasma spinal fluid concentrations, steady-state
- Exploratory: UPDRS II, III, II+III, MMSE, Whole Gut Transit Time, CSBM, PAGI-SYM, Biomarkers GI and Brain

Multiple Ascending Dose (MAD): 3 Mos
- 3 dosing cohorts
- Treatment native/Early state patients (H&Y ≤ 2.0)
- 30 patients/dose 1:1 randomized 13 week dosing 1x/day
- Primary objectives safety, tolerability, pharmacokinetics
- Secondary/Exploratory objectives UPDRS II, III, II+III, MMSE, Whole Gut Transit Time, CSBM, PAGI-SYM, Biomarkers GI and Brain
- **Timing for initiation of 3 month depends on early experience in 7 day dosing and FDA agreement**

IkT-148009 Phase 1b MAD (6-7 Months)

IkT-148009 Phase 1b (Overlapping, Up to 6 months)

MONTHS ▶ 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18

IkT-148009 Phase 1 Chronic Toxicology Studies (4 Months to go)

Comparative Toxicology to Imatinib at Toxic Dose

RAT: 3 month done and 6-month completing 1 August
- 3-month readout going to FDA by August 26

MONKEY: 3 month done and 9-month completing 15 November
- 3-month readout going to FDA by August 26

Inhibikase Therapeutics 19

25,133,345 COMPANY HIGHLIGHTS Selected Financial and Stock Data Capitalization Table June 30, 2021 Common Shares Outstanding 25,133,345 Options (WAEP: $2.47) 3,624,658 Warrants (WAEP: $5.21) 1,561,913 Fully Diluted Shares Outstanding 30,319,916 $20.4M non-dilutive grant revenue pre-IPO (NIH, DoD, State gov’ts) Balance Sheet June 30, 2021 Current Assets: Cash $ 46,836,556 Grants Receivable $ 586,581 Prepaid research and development $ 958,779 Prepaid expenses and other current assets $ 833,963 Total Current Assets $ 49,215,879 Total Current Liabilities $ 2,161,527 Working Capital $ 47,054,352 Active grant funding available in accounts held by the U.S. treasury $772,420 Total Working Capital $ 47,826,772 20 20 2025,133,345 COMPANY HIGHLIGHTS Selected Financial and Stock Data Capitalization Table June 30, 2021 Common Shares Outstanding 25,133,345 Options (WAEP: $2.47) 3,624,658 Warrants (WAEP: $5.21) 1,561,913 Fully Diluted Shares Outstanding 30,319,916 $20.4M non-dilutive grant revenue pre-IPO (NIH, DoD, State gov’ts) Balance Sheet June 30, 2021 Current Assets: Cash $ 46,836,556 Grants Receivable $ 586,581 Prepaid research and development $ 958,779 Prepaid expenses and other current assets $ 833,963 Total Current Assets $ 49,215,879 Total Current Liabilities $ 2,161,527 Working Capital $ 47,054,352 Active grant funding available in accounts held by the U.S. treasury $772,420 Total Working Capital $ 47,826,772 20 20 20

COMPANY HIGHLIGHTS

Upcoming Milestones

- Remainder of 3Q21
  - 148009
    - Initiate dosing in Parkinson's patients (H&Y < 2.5), 3:1 randomized, 8 patients/cohort, 7 day dosing. Up to 3 cohorts. Goal is Safety, PK, Exploratory measures in brain and GI for PD
    - Complete 100mg SAD and 25 mg MAD in healthy subjects with CSF collection in MAD
  - 001Pro
    - Complete IND
  - Onboard Clinical Operations expansion, Mfg expansion, Finance expansion

- 4Q21
  - 148009
    - Formulate 148009 into film-coated tablet and assess single dose PK
    - File 3 month toxicology data with FDA
    - File MSA IND with Phase 2 protocol
  - 001Pro
    - Clinical bioequivalence of 001Pro to standard of care
    - Initiate NDA manufacturing planning steps for 001Pro

Inhibikase Therapeutics 21

ABOUT US Management Team with Deep Experience in Drug Development and Commercialization Executive Milton Werner, PhD President & CEO Previously, Dr. Werner served as Director of Research at Celtaxsys. From September 1996 until June 2007, Dr. Werner was a Head of the Laboratory of Molecular Biophysics at The Rockefeller University in New York City. Throughout his scientific career, Dr. Werner has been an innovator integrating chemistry, physics, and biology into a comprehensive approach to solving problems in medicine. Dr. Werner is the author or co-author of more than 70 research articles, reviews, and book chapters and has given lectures on his research work throughout the world. Joseph Frattaroli, CPA Chief Financial Officer Mr. Frattaroli is a certified public accountant with more than 15 years of experience in public company filings and compliance for Nasdaq and OTC Markets companies. Previously, he provided chief financial officer and consulting services for several emerging biopharmaceutical and medical device companies, with responsibilities that included capital formation, deal structuring, and assisting private companies in their transition to becoming publicly traded SEC registrants. C. Warren Olanow, MD, Interim Chief Medical Officer and Chief Executive Officer of CLINTREX. Dr. Olanow is the former Henry P. and Georgette Goldschmidt Professor and Chairman of the Department of Neurology at the Mount Sinai School of Medicine Prior to joining Mount Sinai, he served on the faculties of McGill University, Duke University, and the University of South Florida. He is the former President of the Movement Disorder Society, past President of the International Society of Motor Disturbances, and former Treasurer of the American Neurological Association. He has served on the executive committee of the Michael J. Fox Foundation Scientific Advisory Board, and he is the former Chairman of the Scientific Advisory Board of the Bachmann-Strauss Parkinson Foundation and of the Dystonia Foundation. Dr. Olanow is the former Co-Editor-in-Chief of the journal Movement Disorders. Dr. Olanow received his medical degree from the University of Toronto, performed his neurology training at the New York Neurological Institute at Columbia Presbyterian Medical Center at Columbia University, and undertook postgraduate studies in neuroanatomy at Columbia University and authored more than 600 articles in the field of neurodegeneration. 22ABOUT US Management Team with Deep Experience in Drug Development and Commercialization Executive Milton Werner, PhD President & CEO Previously, Dr. Werner served as Director of Research at Celtaxsys. From September 1996 until June 2007, Dr. Werner was a Head of the Laboratory of Molecular Biophysics at The Rockefeller University in New York City. Throughout his scientific career, Dr. Werner has been an innovator integrating chemistry, physics, and biology into a comprehensive approach to solving problems in medicine. Dr. Werner is the author or co-author of more than 70 research articles, reviews, and book chapters and has given lectures on his research work throughout the world. Joseph Frattaroli, CPA Chief Financial Officer Mr. Frattaroli is a certified public accountant with more than 15 years of experience in public company filings and compliance for Nasdaq and OTC Markets companies. Previously, he provided chief financial officer and consulting services for several emerging biopharmaceutical and medical device companies, with responsibilities that included capital formation, deal structuring, and assisting private companies in their transition to becoming publicly traded SEC registrants. C. Warren Olanow, MD, Interim Chief Medical Officer and Chief Executive Officer of CLINTREX. Dr. Olanow is the former Henry P. and Georgette Goldschmidt Professor and Chairman of the Department of Neurology at the Mount Sinai School of Medicine Prior to joining Mount Sinai, he served on the faculties of McGill University, Duke University, and the University of South Florida. He is the former President of the Movement Disorder Society, past President of the International Society of Motor Disturbances, and former Treasurer of the American Neurological Association. He has served on the executive committee of the Michael J. Fox Foundation Scientific Advisory Board, and he is the former Chairman of the Scientific Advisory Board of the Bachmann-Strauss Parkinson Foundation and of the Dystonia Foundation. Dr. Olanow is the former Co-Editor-in-Chief of the journal Movement Disorders. Dr. Olanow received his medical degree from the University of Toronto, performed his neurology training at the New York Neurological Institute at Columbia Presbyterian Medical Center at Columbia University, and undertook postgraduate studies in neuroanatomy at Columbia University and authored more than 600 articles in the field of neurodegeneration. 22

Board of Directors

Mr. Dennis Berman
- Co-founder, board member, and/or seed investor in many private biotechnology and technology companies, five of which have gone public.
- Currently serves as the President of Molino Ventures, LLC a board advisory and venture capital firm and was co-founder and Executive Vice President of Corporate Development of Tocagen.
- Seed investor, co-founder, and/or board member of Intervu, Kintera, Inc., Gensia, Calabrian

Dr. Paul Grint, MD
- 20+ years experience in biologics and small-molecule research and development, including the successful approval and commercialization of products in the infectious diseases, immunology, and oncology therapeutic areas.
- Director of Amplyx Pharmaceuticals and Synedgen.
- Served in senior management roles at Cerexa, Forest Laboratories, Kalypsys, Pfizer, IDEC Pharmaceuticals, and Schering-Plough Corporation.
- Fellow of the Royal College of Pathologists and a medical degree from St. Bartholomew's Hospital College, University of London.

Dr. Roy Freeman, MD
- Professor of Neurology at the Harvard Medical School and Director of the Center for Autonomic and Peripheral Nerve Disorders in the Department of Neurology at Beth Israel Deaconess Medical Center
- Former chairman of the World Federation of Neurology research group on the autonomic nervous system, former President of the American Autonomic Society, and former chairman of the Autonomic Section of the American Academy of Neurology.
- Editor-in-Chief of Autonomic Neuroscience: Basic and Clinical and on the editorial boards of The Clinical Journal of Pain, Pain: Clinical Updates, and Clinical Autonomic Research.
- Serial founder of several companies in pain and neurodegenerative disease and is on the scientific advisory boards of many large and small pharmaceutical and biotechnology companies.

Ms. Elizabeth O'Farrell
- 25-year career with Eli Lilly and Company, lastly serving as Chief Procurement Officer and Leader, Global Head of Shared Services
- Served in senior management at Lilly including Senior Vice President, Policy and Finance; Senior Vice President, Finance; Chief Financial Officer, Lilly USA; Chief Financial Officer, Lilly Canada; and General Auditor. Before joining Eli Lilly, Ms.
- Director of PDL BioPharma, Geron Corporation and Lensar
- BS in accounting with honors and an MBA in management information systems from Indiana University.

Industry-Leading Advisors

Robert Hauser, MD
Professor of Neurology, University of South Florida College of Medicine - Director USF Parkinson's Disease and Movement Disorders Center

Jeffrey Kordower, PhD
Alla V and Solomon Jesmer Professor of Aging & Neurological Sciences Rush University Medical Center

Dr. Ken Marek
President and Senior Scientist, Institute of Neurodegenerative Disorders

Dr. Ted Dawson, MD, PhD
Neurodegeneration and Stem Cell Programs, Institute for Cell Engineering, Departments of Neurology, Physiology, Pharmacology, and Molecular Sciences - The Johns Hopkins University School of Medicine

Dr. Valina Dawson, PhD
Neurodegeneration and Stem Cell Programs, Institute for Cell Engineering, Departments of Neurology and Physiology
The Johns Hopkins University School of Medicine

Dr. Warren Olanow, MD, FRCPC
Henry P. and Georgette Goldschmidt Professor and Chairman Emeritus, Mount Sinai School of Medicine
Clintrex, Inc.

Dr. Karl Kieburtz, MD, MPH
Robert J. Joynt Professor in Neurology, Senior Associate Dean for Clinical Research, Director of the Clinical &Translational Science Institute, Founder Center for Human Experimental Therapeutics (CHET)- University of Rochester Medical Center Clintrex, Inc.

Dr. Jay Pasricha, MBBS, MD
Director, Johns Hopkins Center for Neurogastroenterology
Professor of Medicine

Inhibikase Therapeutics 23

IKT Appendix Proof of the importance of c-Abl in Disease, Target Engagement and Functional Reversal in the Brain and GutIKT Appendix Proof of the importance of c-Abl in Disease, Target Engagement and Functional Reversal in the Brain and Gut

INHIBIKASE'S PROOF ACTIVATED C-ABL IS THE GATEWAY IN THE DISEASE PATH

α-Synuclein Plaques Do Not Cause Disease Without c-Abl Modification in Humanized Preclinical Models[1]

α-Synuclein plaque in the ABSENCE OF c-Abl CAUSES NO NEURODEGENERATION AFTER 6 MONTHS


AAV-tTA (6 month post inj)
Non Inj
Inj
Control
TetP-A53T α-syn
c-Abl-KO/TetP-A53T α-syn

Injection (Inj) of an expression vector for the A53T form of synuclein doesn't degrade neurons until the expression of A53T is turned on

Once turned on, A53T induces 50% neurodegeneration in 6 months. NOTE loss is visible in the dark patches of stained neurons on the right half. The left half was an internal control and is unaffected.

When the expression of A53T is turned on, but c-Abl is genetically deleted from the mouse brain, you don't get any neurodegeneration. Thus, even though the clumps of α-syn are present in the right region of the brain, they don't cause disease until c-Abl acts on them


No c-Abl = No neurodegeneration
Cell Counts
7000
6000
5000
4000
3000
2000
1000
0
** **
** **
Nissl
TH
Control
Synuclein aggregate
Synuclein aggregate with c-Abl deleted

**: $p < 0.0001$, $p = 0.0154$, $p = 0.0001$, $p = 0.0225$, left-to-right

[1]Brain 142:2380ff (2019)

Inhibikase Therapeutics 25

STUDY Pathologic, c-Abl-Modified α-Synuclein (pY39) is 1 Present in Parkinson’s Patient Brain Toxic pY39-a-Synuclein Toxic pY39-a-Synuclein Abundant Prominent in Lewy Bodies In Substantia Nigra (SN) of Patients 1 J Clin Invest. 126, 2970-88 (2016) 26STUDY Pathologic, c-Abl-Modified α-Synuclein (pY39) is 1 Present in Parkinson’s Patient Brain Toxic pY39-a-Synuclein Toxic pY39-a-Synuclein Abundant Prominent in Lewy Bodies In Substantia Nigra (SN) of Patients 1 J Clin Invest. 126, 2970-88 (2016) 26

ANIMAL STUDY BASIS OF IkT-148009 THERAPY Oral IkT-148009 in Mice Humanized for Parkinson’s Disease in Brain Reverses Functional Loss Baseline Neuromuscular Toxic Levels of Synuclein Treatment Started 6 Weeks After Near Normal Behavior Returned Are Introduced Into One Coordination Onset of Conditions Following Treatment Behavioral Marker Side of the Mouse Brain Defect in one hemisphere makes mice run in circles Toxicity renders the mice trembling and only able to Mice completed 30 turns/10 min run in circles when treated a dose of 100 mg/kg dose Healthy Mice Run In Circles at the Average Rate of 25 Turns : 10 Min NEARLY COMPLETE RESCUE 27ANIMAL STUDY BASIS OF IkT-148009 THERAPY Oral IkT-148009 in Mice Humanized for Parkinson’s Disease in Brain Reverses Functional Loss Baseline Neuromuscular Toxic Levels of Synuclein Treatment Started 6 Weeks After Near Normal Behavior Returned Are Introduced Into One Coordination Onset of Conditions Following Treatment Behavioral Marker Side of the Mouse Brain Defect in one hemisphere makes mice run in circles Toxicity renders the mice trembling and only able to Mice completed 30 turns/10 min run in circles when treated a dose of 100 mg/kg dose Healthy Mice Run In Circles at the Average Rate of 25 Turns : 10 Min NEARLY COMPLETE RESCUE 27

ANIMAL STUDY BASIS OF 148009 THERAPY Oral IkT-148009 Suppresses c-Abl Activation in the Brain that Correlates with Functional Recovery IkT-148009 engages the c-Abl target in the brain Activated c-Abl in disease Baseline Inhibition of c-Abl below baseline by IkT-148009 28 Normal Mice Normal Mice +148009 Parkinson’s Mice Parkinson’s Mice +148009 Parkinson’s Mice +148009 and elacridarANIMAL STUDY BASIS OF 148009 THERAPY Oral IkT-148009 Suppresses c-Abl Activation in the Brain that Correlates with Functional Recovery IkT-148009 engages the c-Abl target in the brain Activated c-Abl in disease Baseline Inhibition of c-Abl below baseline by IkT-148009 28 Normal Mice Normal Mice +148009 Parkinson’s Mice Parkinson’s Mice +148009 Parkinson’s Mice +148009 and elacridar

IkT-148009 ANIMAL STUDY BASIS OF 148009 THERAPY

Oral IkT-148009 Preserves Neural Anatomy in the Brain

IkT-148009 stopped loss of neurons, accounting for functional recovery number of neurons (SNpc)
12000
10000
8000
6000
4000
2000
0
Placebo
IkT-148009 only, no disease
A53T induced disease
A53T-induced disease + IkT-148009
p=0.0001
p=0.0225
p=<0.0001
p=0.0154
TH
NISSL
Normal # neurons
Rescued # neurons (≥ 80%)
Disease # neurons (< 50%)

Inhibikase Therapeutics 29

IkT-148009 EVIDENCE OF FUNCTIONAL RECOVERY IN THE GUT

Oral IkT-148009 in Mice Humanized for Parkinson's Disease in Gut Reverses Functional Loss

METHOD OF MEASUREMENT

α-Synuclein Aggregates Introduced Into Gut Slows Gut Transit Time


Carmine dye

Measure defecation rate

POST TREATMENT RESULTS

At 3 months defecation slows to 500 min (3x normal); At 6 months defecation slows to 800 min (5x normal); Normal = 165 min



Neuron count read out by Whole Gut Transit Time - The time it takes for a mouse to defecate


500 min
IKT-148009:
100%
neuroprotection
219 min
N = 25
N = 24
P<0.0001
600
400
200
0
A53T
A53T
Vehicle (Control)
IkT – 148009
A53T Human α-Synuclein


Whole gut transit time (minutes)
800
600
400
200
0
A53T
A53T
Vehicle (Control)
IkT – 148009
A53T Human α-Synuclein

NOTES

1. If it weren't for 6 outliers in 96 measures, average would be 170 min, essentially 100% recovery.
2. We find the neuroanatomy is nearly completely restored by measuring the number and distribution of neural ganglia in the tissue.

Inhibikase Therapeutics 30

EFFECT ON CAUSE OF DISEASE Oral IkT-148009 Treatment Clears Toxic a-Synuclein in the brain and gut Clearance of toxicity in the gut Clearance of toxicity in the brain Green: Pathological a-synuclein Red: Neural ganglia in gut Aggregates Cleared during treatment with IkT- 148009 IkT-148009 drives clearance of pathological α- synuclein (green dots have been cleared) 31EFFECT ON CAUSE OF DISEASE Oral IkT-148009 Treatment Clears Toxic a-Synuclein in the brain and gut Clearance of toxicity in the gut Clearance of toxicity in the brain Green: Pathological a-synuclein Red: Neural ganglia in gut Aggregates Cleared during treatment with IkT- 148009 IkT-148009 drives clearance of pathological α- synuclein (green dots have been cleared) 31

RESEARCH ADVANCES ARE TRANSFORMATIONAL Advances in pre-clinical models and clinical dosing § IKT-148009 drives functional recovery inside and outside of the brain § IKT-148009 drives clearance of the toxic form of a- synuclein § Low oral doses in humans achieve therapeutic exposure levels observed in animal efficacy studies § Early clinical outcomes with IkT-148009 have accelerated development and provide a path for early entry into Parkinson’s patients Targeting c-Abl we believe is transformational to treatment of neurodegeneration 32